Subsequent Events and Related Party Transactions	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events and Related Party Transactions

Note 8 - Subsequent Events and Related Party Transactions

A.	On July 31, 2023, the Company’s Board of Directors and shareholders, approved an amendment to the terms of the SAFE to extend the automatic conversion date by three months to October 31, 2023. In connection with the IPO, all of the SAFEs representing an aggregate amount of $1,514,928 were converted into 504,976 Ordinary Shares of the Company.

B.	On July 31, 2023, the Company issued and sold in connection with the closing of the IPO 1,950,000 Ordinary Shares at a price to the public of $4.00 per share. In addition, the Company granted to the underwriters a 45-day option to purchase up to 292,500 additional ordinary shares at the initial price to the public, less underwriting discounts and commissions, to cover over-allotments.

In connection with the IPO, the Company received gross proceeds of approximately $7.8 million before deducting underwriting discounts and commissions and before offering expenses ($6.0 million net proceeds after deducting approximately $0.8 million of underwriting discounts and commissions and approximately $1.0 million of other offering costs). The Ordinary Shares were approved for listing on the Nasdaq and commenced trading under the symbol “PRZO” on July 27, 2023.

In addition, in connection with the closing of the IPO, the Company issued to the underwriters of the IPO warrants to purchase up to an aggregate of 97,500 Ordinary Shares at an exercise price of $5.00 per share, exercisable during the four-year-and-six-month period commencing on the date that is six months from July 31, 2023.

C.	On July 31, 2023, , the Company entered into a service agreement with Maris Tech Ltd., a related party company (“Maris”), pursuant to which, Maris will provide the Company business development services.

In consideration for the Business Development Services, the Company shall pay Maris $10,000 per month plus VAT. In addition, the company shall pay Maris commissions, in accordance with the terms of the agreement.

D.	On August 1, 2023, the Company repaid the outstanding Credit Facility to Medigus in a total amount of $745,000, plus one-time payment of an additional $40,000, paid in connection with the closing of the Company’s IPO.

E.	On August 9, 2023, the Company granted two consultants warrants to purchase up to an aggregate 179,510 Ordinary Shares to each one of them, at an exercise price of NIS 0.02 per Ordinary Share, exercisable for a period of five years from the grant date. The warrants also include a cashless exercise provision.

F.	On September 20, 2023, the Company’s Board of Directors granted an aggregate of 366,171 options to purchase Ordinary Shares to certain employees and directors. The exercise price of such options is $1.275 per Ordinary Share, exercisable for a period of 5 years from the grant date. Such options vest over four years, commencing on July 31, 2023 (“Vesting Commencement Date”) where 50% of the amount granted vests at the second anniversary of the Vesting Commencement Date, and the remainder shall vest on a quarterly basis, 6.25% of the number of the options commencing on the second anniversary of the Vesting Commencement Date.

Out of the 366,171 options mentioned above, the grant of 305,647 is subject to the approval of such grant by the Company’s shareholders.

G.	On September 20, 2023, the Company’s Board of Directors granted a consultant warrants to purchase up to an aggregate 146,606 Ordinary Shares at an exercise price of $1.275 per Ordinary Share, exercisable for a period of five years from the grant date. The warrants also include a cashless exercise provision.